Supplement  to
The Valiant Fund - Tax-Exempt Money Market Portfolio
December 29, 2000 Prospectus and Statement of Additional Information

The following information is in addition to the information found in the "Principal Investment Strategies" and "Principal Investment Risks" sections and the "Dividends, Distributions and Taxes" section of the prospectus:

Principal Investment Strategies

If the Adviser believes in any year that a substantial portion of the Portfolio's assets is attributable to shareholders who are subject to tax in Florida, it may seek to take advantage of an exemption from Florida's intangible tax by causing at least 90% of the Portfolio's assets at December 31 of that year to be invested in securities whose interest is exempt from Florida's intangible tax. If the Adviser pursues this strategy, virtually all of the Portfolio's assets may be invested in securities of Florida issuers for a relatively short portion of the year, and a substantial portion of the Portfolio's assets will likely be invested in such securities for a longer period. The Portfolio's investment returns during these periods may be lower than those that might be achieved if the assets had been invested in a broader range of Municipal Securities during these periods.

Principal Investment Risks

Investment in Florida Municipal Securities. The Portfolio may at times invest all or a substantial portion of its assets in securities exempt from Florida's intangible tax in order to take advantage of an exemption from such tax. This strategy would increase the extent to which adverse developments with respect to Florida Municipal Securities would affect the Portfolio adversely. Such adverse developments may include the possibility that unfavorable political or economic conditions within Florida will affect the credit quality of issuers located in the state and that Florida's municipal market will be affected by adverse tax, legislative or political changes. The
Adviser would cause the Portfolio to pursue this strategy only if it believed that the risks associated with the strategy were minimal.

Dividends, Distributions and Taxes

During normal market conditions, the Tax-Exempt Money Market Fund expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes. Although the Tax-Exempt Money Market Fund may at times seek exemption from Florida's intangible tax, there can be no assurance that such exemption will be available.

The following information replaces similar information found in "Investment Policies and Limitations - Tax-Exempt Money Market
Portfolio" section of the Statement of Additional Information:

With respect to Item 5 above, the Tax-Exempt Money Market Portfolio may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one security would likewise affect the other Municipal Securities. To the extent that the Portfolio's assets are concentrated in Municipal Securities that are so related, the Portfolio will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent that it would be if the Portfolio's assets were not so concentrated.

The following information replaces similar information found in "Investment Policies and Limitations - Investment Policies of the
Portfolios -  Municipal Securities" section of the Statement of
Additional Information:

The Tax-Exempt Money Market Portfolio may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one security would likewise affect the other Municipal Securities.
To the extent that the Portfolio's assets are concentrated in Municipal Securities that are so related, the Portfolio will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent that it would be if the Portfolio's assets were not so concentrated.